OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                Supplement dated October 10, 1995, to the
                   Prospectus dated October 10, 1995.

The Prospectus is changed as follows:

The following text is added to the paragraph immediately following the Class A sales charge table on page 30 of the Prospectus:

          In addition to paying dealers the regular commission for sales of Class A shares stated in the sales charge table in "Buying Class A Shares" and the commissions for Class B shares described in the third paragraph in "Distribution and Service Plan for Class B Shares" on page 35 of this Prospectus, the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for shares of the Fund sold in "qualifying transactions" from September 1, 1995, through November 30, 1995 (that period is referred to as the "promotion"). The additional commission will be 1.00% of the offering price of Class A shares and 0.75% of the offering price of Class B shares of the Fund sold by a registered representative or sales representative of a participating firm.

          "Qualifying transactions" are sales by a registered representative or sales representative in the amount of $100,000 or more (calculated at offering price) of Class A and/or Class
     B shares (if offered) of any one or more of the following funds: the Fund, Oppenheimer Global Fund, Oppenheimer Main Street Income & Growth Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, and Oppenheimer Strategic Income Fund. The amount of additional commissions paid on sales of shares of some of the other Oppenheimer funds listed is different than the additional commissions paid for sales of shares of the Fund. "Qualifying transactions" do not include sales of Class A shares (a) at net asset value without sales charge, or (b) subject to a contingent deferred sales charge, or (c) intended but not yet transacted under a Letter of Intent. However, if Class A shares of the Fund or any of the other Oppenheimer funds listed above are purchased at net asset value without sales charge during the promotion with the proceeds of shares redeemed within the prior 12 months from another mutual fund (other than a fund managed by Oppenheimer Management Corporation or one of its subsidiaries) on which an initial sales charge or contingent sales charge was paid, the amount of the purchase will count toward the $100,000 qualifying amount described above (but not for the payment of additional commission).

October 10, 1995                                            PS0215.005